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                                                                   Exhibit 10.69

            LG&E ENERGY CORP. AND LOUISVILLE GAS AND ELECTRIC COMPANY
                          NON-OFFICER SENIOR MANAGEMENT
                            PENSION RESTORATION PLAN

                              Effective May 1, 1996
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            LG&E ENERGY CORP. AND LOUISVILLE GAS AND ELECTRIC COMPANY
                          NON-OFFICER SENIOR MANAGEMENT
                            PENSION RESTORATION PLAN

                                TABLE OF CONTENTS

DEFINITIONS....................................................................1

ELIGIBILITY AND MEMBERSHIP.....................................................1

PLAN BENEFITS..................................................................2

SOURCE OF BENEFITS.............................................................2

TERMINATION, AMENDMENT, MODIFICATION OR
  SUPPLEMENT OF PLAN...........................................................3

RESTRICTIONS ON BENEFITS.......................................................3

ADMINISTRATION OF THE PLAN.....................................................4

MISCELLANEOUS..................................................................4

SIGNATURES.....................................................................5


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            LG&E ENERGY CORP. AND LOUISVILLE GAS AND ELECTRIC COMPANY
                          NON-OFFICER SENIOR MANAGEMENT
                            PENSION RESTORATION PLAN

         Effective May 1, 1996, LG&E Energy Corp. and Louisville Gas and Electric Company, both Kentucky corporations with principal offices located at Louisville, Kentucky (each hereinafter referred to as an "Employer") established the LG&E Energy Corp. and Louisville Gas and Electric Company Non-officer Senior Management Pension Restoration Plan (hereinafter referred to as the "Plan"), the terms of which are hereinafter stated.

         The purpose of the Plan is to provide additional retirement security to certain senior management employees of the Employers to supplement the benefit payable under the Employer's qualified defined benefit and defined contribution plans and the benefit payable under the Federal Social Security program.

                                    ARTICLE 1

                                   DEFINITIONS

Section 1.1 Definitions

         As used herein, the capitalized words shall have the meanings specified in the LG&E Energy Corp. and Louisville Gas and Electric Company Retirement Income Plan (hereinafter referred to as the "Qualified Plan"), except that Average Monthly Earnings shall be computed without regard to any limitations imposed by Section 401(a)(17) of the Internal Revenue Code and before any deferrals to a non-qualified plan of deferred compensation.

                                    ARTICLE 2

                           ELIGIBILITY AND MEMBERSHIP

Section 2.1 Conditions

         In order to be eligible for membership, an Employee must have been credited with at least one (1) year of Service and be a non-officer senior manager who is eligible to participate in the LG&E Energy Corp. Nonqualified Savings Plan and who is employed by LG&E Energy Corp. or Louisville Gas and Electric Company.
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                                    ARTICLE 3

                                  PLAN BENEFITS

Section 3.1 Plan Benefits

         This Plan is intended to provide benefits that supplement the benefits provided by the Qualified Plan to the extent such Qualified Plan benefits are limited because of the provisions of the Internal Revenue Code. In order to carry out the purpose of the Plan, benefits from this Plan shall be calculated on the basis of a straight life annuity as provided in the Qualified Plan, except as otherwise provided in Article 1 hereof, and shall be offset by the amount of the benefit payable from the Qualified Plan in the form of a straight life annuity. Benefits from this Plan shall be payable at the time and in accordance with the terms of the Qualified Plan, except that the Member shall not be required to receive his benefit from this Plan in the form of a qualified joint and survivor annuity.

                                    ARTICLE 4

                               SOURCE OF BENEFITS

Section 4.1 General Assets of the Employers

         Benefits payable hereunder shall be paid exclusively from the general assets of the Employers, and no person entitled to payment hereunder shall have any claim, right, security interest or other interest in any asset of the Employers which may be looked to for such payment. The Employers' liability for the payment of benefits hereunder shall be evidenced only by this Plan.

Section 4.2 The Employers' Obligation

         The Employers shall have no obligation of any nature whatsoever to a Member under the Plan except as otherwise expressly provided under the Plan.

Section 4.3 Rights at Termination of Employment

         This Plan does not in any way obligate the Employers or any subsidiary of the Employers to continue the employment of any Member of employee with the Employers, nor does it limit the right of the Employers or subsidiaries at any time and for any reason to terminate the Member's employment. Termination of a Member's employment with the Employers or any subsidiaries for any reason, whether by action of an Employer, a subsidiary, or the Member, shall immediately terminate the Member's participation in the Plan and all future obligations of the Employers hereunder. In no event shall the Plan, by


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         its terms or implications, constitute an employment contract of any nature whatsoever with the Employers or any subsidiary and any Member.

                                    ARTICLE 5

           TERMINATION, AMENDMENT, MODIFICATION OR SUPPLEMENT OF PLAN

Section 5.1 Reservation of the Employers' Rights

         The Employers reserve the right to terminate, amend, modify or supplement this Plan, wholly or partially, at any time, by written action of the Compensation Committee of the Board of Directors of LG&E Energy Corp.

Section 5.2 Plan Obligations

         In the event the Employers terminate the Plan, no action will be taken to terminate any benefit payments to a Member or beneficiary that are in pay status. For those Members who are not receiving benefit payments at the time of Plan termination, the Employers shall determine the value of the retirement benefit accrued to the date of termination and shall at that time determine the timing for providing such benefits to the Member or his beneficiary.

                                    ARTICLE 6

                            RESTRICTIONS ON BENEFITS

Section 6.1 Anti-alienation Provisions

         No benefit or right under the Plan shall be subject to anticipation, alienation, sale, assignment, pledge, encumbrance or charge, and any attempt to anticipate, alienate, sell, assign, pledge, encumber or charge the same shall be void. No right or benefit hereunder shall in any way be liable for or subject to the debts, contracts, liabilities, or torts of the person entitled to such benefit. If any Member or beneficiary under the Plan should become bankrupt or attempt to anticipate, alienate, sell, assign, pledge, encumber or charge any right to a benefit hereunder, then such right or benefit, in the discretion of the Employer, shall cease and, in such event, the Employer may hold or apply the same or any part thereof for the benefit of such Member or beneficiary, his or her spouse, children or other dependents, or any of them, in any manner and in such portion as the Company may deem proper.

Section 6.2 Forfeitable Interest

         A member shall forfeit his interest under the Plan upon his commission of and conviction


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         for a criminal act against the Employers or for any conduct, before or after his retirement from the Employers, that is, in the opinion of the Committee, detrimental to the interests of the Employers.

                                    ARTICLE 7

                           ADMINISTRATION OF THE PLAN

Section 7.1 Plan Administration

         The Plan will be administered as provided in Article IX of the LG&E Energy Corp. Supplemental Executive Retirement Plan, which Article is hereby incorporated herein by reference.

                                   ARTICLE 8

                                 MISCELLANEOUS

Section 8.1 Notices

         Any notices which shall or may be given under this Plan shall be in writing and shall be mailed by United States mail, postage prepaid. If notice is to be given to an Employer, such notice shall be addressed to the Employer, marked for the attention of the senior Human Resources person, LG&E Energy Corp., or, if notice is to a Member, addressed to the address shown on such Member's personnel records. Any party may, from time to time, change the address to which notices shall be mailed by giving written notice of such new address.

Section 8.2 Plan Binding

         The Plan shall be binding upon the Employers and their successors and assign, and upon a Member, his beneficiary, assigns, heirs, executors and administrators.

Section 8.3 Claims Procedure

         The Employers shall establish a claims procedure by which Members or persons claiming on their behalf may claim the benefits payable hereunder and appeal any denied claims.

Section 8.4 Reimbursement of Member Expenses

         Upon receipt of proper documentation, the Employers and any successor employer shall reimburse a Member for all reasonable legal fees and expenses actually incurred in the enforcement of rights under this Plan, without regard to the success of any such attempt.


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Section 8.5 Construction

         The Plan shall be construed in accordance with the laws of the Commonwealth of Kentucky.

Section 8.6 Pronouns

         Masculine pronouns wherever used shall include feminine pronouns and the singular shall include the plural.

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                                   SIGNATURES

         IN WITNESS WHEREOF, the Employers have caused this Plan to be executed this ____ day of _______________________, 1996, but to be effective May 1, 1996.

Attest:  (SEAL)                        LG&E ENERGY CORP.


______________________________         _________________________________________

Attest:  (SEAL)                        LOUISVILLE GAS AND ELECTRIC COMPANY


______________________________         _________________________________________


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